                                                                   EXHIBIT 23.2
                                                                   ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated November 4, 1994, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 33-17758.


Arthur Andersen LLP

Cleveland, Ohio
December 22, 1995





                   Page 67 of 68 sequentially numbered pages